(K)(8)(a)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – DIRECTORS & OFFICERS LIABILITY

VOYA ASIA PACIFIC HIGH DIVIDEND	VOYA GLOBAL EQUITY DIVIDEND
EQUITY INCOME FUND	AND PREMIUM OPPORTUNITY FUND
VOYA BALANCED PORTFOLIO, INC.	VOYA GOVERNMENT MONEY
Voya Balanced Portfolio	MARKET PORTFOLIO
VOYA EMERGING MARKETS HIGH	VOYA INFRASTRUCTURE,
DIVIDEND EQUITY FUND	INDUSTRIALS AND MATERIAL FUND
VOYA EQUITY TRUST	VOYA INTERMEDIATE BOND
Voya Corporate Leaders® 100 Fund	PORTFOLIO
Voya Global Multi-Asset Fund	VOYA INTERNATIONAL HIGH
Voya Large-Cap Growth Fund
Voya Large Cap Value Fund	DIVIDEND EQUITY INCOME FUND
Voya Mid Cap Research Enhanced Index	VOYA INVESTORS TRUST
Fund
Voya MidCap Opportunities Fund	Voya Balanced Income Portfolio
Voya Multi-Manager Mid Cap Value Fund	Voya Global Perspectives® Portfolio
Voya SmallCap Opportunities Fund	Voya Government Liquid Assets Portfolio1
Voya Small Company Fund	Voya High Yield Portfolio1
Voya U.S. High Dividend Low Volatility	Voya Large Cap Growth Portfolio
Fund	Voya Large Cap Value Portfolio
VOYA FUNDS TRUST	Voya Limited Maturity Bond Portfolio1
Voya Retirement Conservative Portfolio
Voya Floating Rate Fund	Voya Retirement Growth Portfolio
Voya GNMA Income Fund	Voya Retirement Moderate Growth Portfolio
Voya Government Money Market Fund	Voya Retirement Moderate Portfolio
Voya High Yield Bond Fund	Voya U.S. Stock Index Portfolio1
Voya Intermediate Bond Fund	VY® BlackRock Inflation Protected Bond
Voya Short Term Bond Fund	Portfolio
Voya Strategic Income Opportunities Fund	VY® Clarion Global Real Estate Portfolio
VY® Clarion Real Estate Portfolio
VOYA GLOBAL ADVANTAGE AND	VY® Invesco Growth and Income Portfolio
PREMIUM OPPORTUNITY FUND	VY® JPMorgan Emerging Markets Equity
Portfolio1

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(K)(8)(a)
VOYA INVESTORS TRUST continued	VOYA PARTNERS, INC. (continued)
VY® JPMorgan Small Cap Core Equity	Voya Index Solution 2040 Portfolio
Portfolio1	Voya Index Solution 2045 Portfolio
VY® Morgan Stanley Global Franchise	Voya Index Solution 2050 Portfolio
Portfolio1	Voya Index Solution 2055 Portfolio
VY® T. Rowe Price Capital Appreciation	Voya Index Solution 2060 Portfolio
Portfolio1	Voya Index Solution 2065 Portfolio
VY® T. Rowe Price Equity Income Portfolio1	Voya Index Solution Income Portfolio
VY® T. Rowe Price International Stock	Voya International High Dividend Low
Portfolio	Volatility Portfolio
VOYA MUTUAL FUNDS	Voya Solution 2020 Portfolio
Voya Solution 2025 Portfolio
Voya Diversified Emerging Markets Debt	Voya Solution 2030 Portfolio
Fund	Voya Solution 2035 Portfolio
Voya Global Bond Fund	Voya Solution 2040 Portfolio
Voya Global Diversified Payment Fund	Voya Solution 2045 Portfolio
Voya Global Equity Dividend Fund	Voya Solution 2050 Portfolio
Voya Global High Dividend Low Volatility	Voya Solution 2055 Portfolio
Fund	Voya Solution 2060 Portfolio
Voya Global Perspectives® Fund	Voya Solution 2065 Portfolio
Voya International High Dividend Low	Voya Solution Aggressive Portfolio
Volatility Fund	Voya Solution Balanced Portfolio
Voya Multi-Manager Emerging Markets	Voya Solution Conservative Portfolio
Equity Fund	Voya Solution Income Portfolio
Voya Multi-Manager International Equity	Voya Solution Moderately Aggressive
Fund	Portfolio
Voya Multi-Manager-International Factors	Voya Solution Moderately Conservative
Fund	Portfolio
Voya Multi-Manager International Small Cap	VY® American Century Small-Mid Cap
Fund	Value Portfolio
Voya Russia Fund	VY® Baron Growth Portfolio
VY® Columbia Contrarian Core Portfolio
VOYA NATURAL RESOURCES	VY® Columbia Small Cap Value II Portfolio
EQUITY INCOME FUND	VY® Invesco Comstock Portfolio
VY® Invesco Equity and Income Portfolio
VOYA PARTNERS, INC.	VY® Invesco Oppenheimer Global Portfolio
Voya Global Bond Portfolio	VY® JPMorgan Mid Cap Value Portfolio
Voya Index Solution 2020 Portfolio	VY® T. Rowe Price Diversified Mid Cap
Voya Index Solution 2025 Portfolio	Growth Portfolio
Voya Index Solution 2030 Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Voya Index Solution 2035 Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(K)(8)(a)
VOYA PRIME RATE TRUST	VOYA VARIABLE PORTFOLIOS, INC.
VOYA SENIOR INCOME FUND	Voya Emerging Markets Index Portfolio
Voya Global High Dividend Low Volatility
VOYA SEPARATE PORTFOLIOS	Portfolio
Voya Index Plus LargeCap Portfolio
TRUST	Voya Index Plus MidCap Portfolio
Voya Emerging Markets Corporate Debt	Voya Index Plus SmallCap Portfolio
Fund	Voya International Index Portfolio
Voya Emerging Markets Hard Currency Debt	Voya Russell™ Large Cap Growth Index
Fund	Portfolio
Voya Emerging Markets Local Currency Debt	Voya Russell™ Large Cap Index Portfolio
Fund	Voya Russell™ Large Cap Value Index
Voya Investment Grade Credit Fund	Portfolio
Voya Securitized Credit Fund	Voya Russell™ Mid Cap Growth Index
Voya Target In-Retirement Fund2	Portfolio
Voya Target Retirement 2020 Fund2	Voya Russell™ Mid Cap Index Portfolio
Voya Target Retirement 2025 Fund2	Voya Russell™ Small Cap Index Portfolio
Voya Target Retirement 2030 Fund2	Voya Small Company Portfolio
Voya Target Retirement 2035 Fund2	Voya U.S. Bond Index Portfolio
Voya Target Retirement 2040 Fund2
Voya Target Retirement 2045 Fund2	VOYA VARIABLE PRODUCTS TRUST
Voya Target Retirement 2050 Fund2	Voya MidCap Opportunities Portfolio
Voya Target Retirement 2055 Fund2	Voya SmallCap Opportunities Portfolio
Voya Target Retirement 2060 Fund2
Voya Target Retirement 2065 Fund2
VOYA STRATEGIC ALLOCATION
PORTFOLIOS, INC.
Voya Strategic Allocation Conservative
Portfolio
Voya Strategic Allocation Growth Portfolio
Voya Strategic Allocation Moderate Portfolio
VOYA VARIABLE FUNDS
Voya Growth and Income Portfolio
VOYA VARIABLE INSURANCE TRUST
VY® BrandywineGLOBAL – Bond Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3